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                                                                  Exhibit 10.62



                           FIRST AMENDMENT TO GUARANTY

        THIS FIRST AMENDMENT TO GUARANTY (this "Amendment"), dated as of December 25, 1998, is entered into by and between:

               (1) LAM RESEARCH CORPORATION, a Delaware corporation (the "Guarantor"); and

               (2) ABN AMRO BANK N.V., acting as agent (in such capacity, "Agent") for the financial institutions which are from time to time the parties to the Loan Agreement referred to in Recital A below (collectively, the "Lenders").


                                    RECITALS

        A. Pursuant to a Loan Agreement dated as of September 30, 1998 (as amended pursuant to that certain Supplemental Agreement dated as of December 25, 1998, and as further amended or supplemented from time to time, the "Borrower Loan Agreement"), among Lam Research Co., Ltd., a Japanese limited liability stock company ("Borrower"), the Lenders and Agent, the Lenders have agreed to extend a certain credit facility to Borrower upon the terms and subject to the conditions set forth therein. Borrower is a wholly-owned Subsidiary of Guarantor.

        B. The obligations of Borrower to Agent and the Lenders arising under the Loan Agreement have been guaranteed by the Guarantor pursuant to that certain Guaranty, dated as of September 30, 1998 (the "Guaranty"), executed by the Guarantor in favor of Agent for the benefit of the Lenders.

        C. The Guarantor has requested that Agent and the Lenders amend the Guaranty in certain respects. Agent and the Lenders are willing so to amend the Guaranty upon the terms and subject to the conditions set forth below.


                                    AGREEMENT

        NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Guarantor, Agent and the Lenders hereby agree as follows:


        1. DEFINITIONS, INTERPRETATION. All capitalized terms defined above and elsewhere in this Amendment shall be used herein as so defined. Unless otherwise defined herein, all other capitalized terms used herein shall have the respective meanings given to those terms in the Guaranty, as amended by this Amendment. The rules of construction set forth in Paragraph 1 of the Guaranty shall, to the extent not inconsistent with the terms of this Amendment, apply to this Amendment and are hereby incorporated by reference.



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        2. AMENDMENT TO THE GUARANTY. Subject to the satisfaction of the conditions set forth in Paragraph 4 below, the Guaranty is hereby amended as follows:


               (a) Subparagraph 1(a) is amended by adding thereto, in the appropriate alphabetical order, definitions of the term "Cash Balances", "Letters of Credit", "Loans" and "Reimbursement Obligations" to read in their entirety as follows:

                      "Cash Balances" shall mean, with respect to Guarantor and
               its Subsidiaries at any time, the remainder, determined on a consolidated basis in accordance with GAAP, of:

                             (a) The unrestricted, unencumbered sum of (i) the
                      cash of Guarantor and its Subsidiaries at such time and
                      (ii) the market value of cash equivalents (less than ninety (90) days in term) and short-term marketable securities (less than one (1) year in term) at such time;

                                      minus

                             (b) The sum of (i) the aggregate principal amount
                      of all Loans outstanding at such time, (ii) the aggregate amount available for drawing under all Letters of Credit outstanding at such time and (iii) the aggregate amount of all Reimbursement Obligations outstanding at such time.

                      "Letters of Credit" shall have the meaning given to the
               term "Letters of Credit" under the Guarantor Credit Agreement.

                      "Loans" shall have the meaning given to the term "Loans"
               under the Guarantor Credit Agreement.

                      "Reimbursement Obligation" shall have the meaning given to the term "Reimbursement Obligation" under the Guarantor Credit Agreement.

               (b) Subparagraph 5(l) is amended by changing clause (iv) thereof to read in its entirety as follows:

                      (iv) Guarantor shall not permit its Tangible Net Worth (A)
               on December 27, 1998 to be less than $350,000,000 and (B) on any date of determination (such date to be referred to herein as a "determination date") which occurs after December 27, 1998 (such date to be referred to herein as the "base date") to be less than the sum on such determination date of the following:

                                    (A)     $350,000,000;

                                                   plus



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                                    (B) Seventy-five percent (75%) of the sum of
                             Guarantor's consolidated quarterly net income (ignoring any quarterly losses) for each quarter ending after the base date through and including the quarter ending immediately prior to the determination date;

                                                   plus

                                    (C) One hundred percent (100%) of the Net
                             Proceeds of all Equity Securities issued by Guarantor and its Subsidiaries during the period commencing on the base date and ending on the determination date;

                                                   plus

                                    (D) One hundred percent (100%) of the
                             aggregate decrease in the total liabilities of Guarantor and its Subsidiaries resulting from conversions of convertible Subordinated Indebtedness or other liabilities of Guarantor and its Subsidiaries into Equity Securities of Guarantor and its Subsidiaries during the period commencing on the base date and ending on the determination date.

               (c) Subparagraph 5(l) is further amended by changing clause (v) thereof to read in its entirety as follows:

                      (v) Guarantor shall not incur a cumulative net loss
               (exclusive of net income) greater than $35,000,000, determined in accordance with GAAP, for the two quarter period commencing on December 28, 1998 and ending on June 30, 1999.

               (d) Subparagraph 5(l) is further amended by adding thereto a new clause (vi) to read in its entirety as follows:

                      (vi) Guarantor shall not permit the Cash Balances of
               Guarantor and its Subsidiaries to be less than $150,000,000 at any time; provided, however, that if the net profits of Guarantor and its Subsidiaries, determined in accordance with GAAP, for each of the fiscal quarter periods ending on September 26, 1999 and December 26, 1999 is $1.00 or greater, commencing on the fifteenth day following the date Guarantor is first required to deliver the Financial Statements for the fiscal quarter period ending on December 26, 1999, Guarantor shall no longer be required to maintain such minimum Cash Balances.

        3. REPRESENTATIONS AND WARRANTIES. The Guarantor hereby represents and warrants to Agent and the Lenders that the following are true and correct on the date of this



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Amendment and that, after giving effect to the amendment set forth in Paragraph
2 above, the following will be true and correct on the Effective Date (as defined below):

               (a) The representations and warranties of the Guarantor set forth in Paragraph 3 of the Guaranty are true and correct in all material respects; and

               (b) No Default or Event of Default has occurred and is continuing.

        4. EFFECTIVE DATE. The amendments effected by Paragraph 2 above shall become effective as of December 25, 1998 (the "Effective Date"), subject to receipt by Agent and the Lenders on or prior to the Effective Date of the following, each in form and substance satisfactory to Agent, the Lenders and their respective counsel:

               (a) This Amendment duly executed by the Guarantor and Agent;

               (b) The Supplemental Agreement dated as of the date hereof, duly executed by Borrower and Agent; and


               (c) Such other evidence as Agent or any Lender may reasonably request to establish the accuracy and completeness of the representations and warranties and the compliance with the terms and conditions contained in this Amendment and the Guaranty.


        5. EFFECT OF THIS AMENDMENT. On and after the Effective Date, each reference in the Loan Agreement to the Guaranty shall mean the Guaranty as amended hereby. Except as specifically amended above, (a) the Guaranty shall remain in full force and effect and is hereby ratified and confirmed and (b) the execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power, or remedy of Agent or the Lenders, nor constitute a waiver of any provision of the Guaranty.






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        6. MISCELLANEOUS.

               (a) Counterparts. This Amendment may be executed in any number of identical counterparts, any set of which signed by all the parties hereto shall be deemed to constitute a complete, executed original for all purposes.

               (b) Headings. Headings in this Amendment are for convenience of reference only and are not part of the substance hereof.

               (c) Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of California without reference to conflicts of law rules.


        IN WITNESS WHEREOF, the Guarantor and Agent have caused this Amendment to be executed as of the day and year first above written.

GUARANTOR                           LAM RESEARCH CORPORATION


                                    By:
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                                       Name:
                                       Title:




AGENT                               ABN AMRO BANK N.V


                                    By:
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                                       Name:
                                       Title:




                                    By:
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                                       Name:
                                       Title:





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